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                                                                    Exhibit 99.4

                           Sarbanes-Oxley Act of 2002

                   Certification of Periodic Financial Report
                       Pursuant to 18 U.S.C. Section 1350

         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of SUPERVALU INC. (the "Company") certifies that the Quarterly Report on Form 10-Q of the Company for the period ended September 8, 2001, as amended by Form 10-Q/A (Amendment No. 1) thereto, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in that Form 10-Q, as amended, fairly presents, in all material respects, the financial condition and results of operations of the Company for the period and as of the dates covered thereby.


Dated: August 14, 2002            /s/ Jeffrey Noddle
                                  ------------------------------------------
                                  Jeffrey Noddle
                                  Chief Executive Officer



Dated: August 14, 2002            /s/ Pamela K. Knous
                                  ------------------------------------------
                                  Pamela K. Knous
                                  Chief Financial Officer